UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 15, 2008
Wabash National Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-10883	52-1375208

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1000 Sagamore Parkway South, Lafayette, Indiana	47905

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(765) 771-5310

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 8.01. Other Events.
     On December 15, 2008, Wabash National Corporation (the Company) issued a press release announcing that the Board of Directors voted to suspend the payment of quarterly cash dividends on the Company’s common stock, effective immediately, due to the impact of continued weak economic conditions and the uncertainty regarding the timing of a recovery. A copy of the Registrant’s press release is attached as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
99.1	Wabash National Corporation press release dated December 15, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WABASH NATIONAL CORPORATION
Date: December 15, 2008	By:	/s/ Robert J. Smith
Robert J. Smith
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Wabash National Corporation Press Release dated December 15, 2008